Exhibit 99.1
N E W S R E L E A S E

Contact:	Investor Relations Inquiries
Edmund E. Kroll, Jr.
Senior Vice President, Finance & Investor Relations
(212) 759-0382
Media Inquiries
Marcela Manjarrez-Hawn
Senior Vice President and Chief Communications Officer
(314) 445-0790

FOR IMMEDIATE RELEASE

CENTENE CORPORATION ANNOUNCES UPDATED 2019 MARKETPLACE ENROLLMENT ESTIMATE

ST. LOUIS (December 17, 2018) - Centene Corporation (NYSE: CNC) has updated its estimates for health insurance marketplace enrollment for 2019. Based on enrollment reporting through December 16, 2018, the Company expects its 2019 peak enrollment to exceed 2018 peak enrollment by 150,000 to 200,000 members. At its investor day on Friday, December 14, 2018, the Company previously estimated its peak enrollment would be 50,000 to 150,000 higher than 2018. Both projections exclude approximately 80,000 Fidelis marketplace members.

While the enrollment period for the Federal Exchange has concluded, the enrollment periods for several state-based exchanges continues beyond December 15, 2018. Final enrollment is determined after members make premium binder payments.The Company will update its guidance for the final membership enrollment on its 2018 year end earnings call on Tuesday, February 5, 2019.

The Company remains focused on the promise of delivering access to quality, affordable healthcare to all of its members, following the District Court decision in “Texas v. United States of America” regarding the constitutionality of the Affordable Care Act (ACA) on Friday, December 14, 2018.

“We are pleased with the continued positive momentum in our enrollment for 2019,” said Michael F. Neidorff, Chairman and Chief Executive Officer for Centene. “Everyone should have access to affordable, high-quality healthcare. This need has never been more urgent for all Americans.”

Centene has more than three decades of experience - spanning five presidents from both sides of the aisle - in delivering high-quality healthcare services on behalf of states and the Federal government to uninsured families, commercial organizations and military families. We believe the courts will uphold the ACA. In the unlikely event they do not, it is our intent to file for a new product and allow current members to enroll without health underwriting and irrespective of pre-existing conditions. We continue to believe we have both the capacity and capability to successfully navigate industry changes to the benefit of our members, customers and shareholders.

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About Centene Corporation

Centene Corporation, a Fortune 100 company, is a diversified, multi-national healthcare enterprise that provides a portfolio of services to government sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Many receive benefits provided under Medicaid, including the State Children's Health Insurance Program (CHIP), as well as Aged, Blind or Disabled (ABD), Foster Care and Long-Term Services and Supports (LTSS), in addition to other state-sponsored programs, Medicare (including the Medicare prescription drug benefit commonly known as "Part D"), dual eligible programs and programs with the U.S. Department of Defense. Centene also provides healthcare services to groups and individuals delivered through commercial health plans. Centene operates local health plans and offers a range of health insurance solutions. It also contracts with other healthcare and commercial organizations to provide specialty services including behavioral health management, care management software, correctional healthcare services, dental benefits management, commercial programs, home-based primary care services, life and health management, vision benefits management, pharmacy benefits management, specialty pharmacy and telehealth services.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, http://www.centene.com/investors.

Forward-Looking Statements

The company and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act (PSLRA) of 1995, including statements in this and other press releases, in presentations, filings with the Securities and Exchange Commission (SEC), reports to stockholders and in meetings with investors and analysts. In particular, the information provided in this press release may contain certain forward-looking statements with respect to the financial condition, results of operations and business of Centene and certain plans and objectives of Centene with respect thereto, including but not limited to the expected benefits of the acquisition of Health Net, Inc. (Health Net) (Health Net Acquisition) and the acquisition of New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York (Fidelis Care) (Fidelis Care Acquisition). These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Without limiting the foregoing, forward-looking statements often use words such as "believe", "anticipate", "plan", "expect", "estimate", "intend", "seek", "target", "goal", "may", "will", "would", "could", "should", "can", "continue" and other similar words and expressions (and the negative thereof). We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in PSLRA. A number of factors, variables or events could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, Centene's ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the Affordable Care Act (ACA) on Friday, December 14, 2018; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene's government businesses; Centene's ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; tax matters; disasters or major epidemics; the outcome of legal and regulatory proceedings; changes in expected contract start dates; provider, state, federal and other contract changes and timing of regulatory approval of contracts; the expiration, suspension or termination of Centene's contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; challenges to Centene's contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Health Net Acquisition and the Fidelis Care Acquisition, will not be realized, or will not be realized within the expected time period; the exertion of management's time and Centene's resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Health Net Acquisition or the Fidelis Care Acquisition; disruption caused by significant completed and pending acquisitions, including the Health Net Acquisition and the Fidelis Care Acquisition, making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions, including among others, the Health Net Acquisition and the Fidelis Care Acquisition; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses, including Health Net and Fidelis Care, will not be integrated successfully; the risk that, following the Fidelis Care Acquisition, Centene may not be able to effectively manage its expanded operations; restrictions and limitations in connection with Centene's indebtedness; Centene's ability to achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to Centene; inflation; foreign currency fluctuations; the stock split and the required stockholders approval to increase Centene's authorized common stock; and risks and uncertainties discussed in the reports that Centene has filed with the SEC. These forward-looking statements reflect Centene's current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of its experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this press release could cause Centene's plans with respect to the Health Net Acquisition, the Fidelis Care Acquisition, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is currently believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this press release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. Centene does not assume any obligation to update the information contained in this press release (whether as a result of new information, future events or otherwise), except as required by applicable law. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other risk factors that may affect Centene's business operations, financial condition and results of operations, in Centene's filings with the SEC, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.